================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 16, 2006
                Date of Report (Date of earliest event reported)

                               ------------------

                                   PCTEL, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      000-27115                77-0364943
          --------                      ---------                ----------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


                         8725 W. HIGGINS ROAD, SUITE 400
                                CHICAGO, IL 60631
          (Address of Principal Executive Offices, including Zip Code)

                                 (773) 243-3000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

ADOPTION OF 2006 SHORT TERM INCENTIVE BONUS PLAN

     On March 16, 2006, the Compensation Committee of the Board of Directors adopted and renewed the company's Short Term Bonus Incentive Plan for the current year. The plan is designed to provide compensation incentives for the officers and key employees of PCTEL, including the Chief Executive Officer and the other executive officers of the company, based on corporate- and business unit-level performance goals for 2006.

     The material terms of the plan include the following:

     o All incentives to be paid to employees under the plan will be paid in shares of the company's common stock under the 1997 Stock Plan. The number of common shares to be paid to a particular employee will be determined by dividing the total incentive amount awarded to such employee by the closing price of the company's common stock on Nasdaq on the trading day prior to the effective date of the award determined by the Compensation Committee. It is expected this determination under the 2006 plan will be made by the Compensation Committee in early 2007. Such shares when issued will be fully vested.

     o The performance criteria under the plan are comprised of both corporate goals and/or goals corresponding to the business unit of the participating employee. PCTEL currently operates with three business units: the Mobility Solutions Group (MSG), the Radio Frequency Solutions Group (RFSG), and the Antenna Products Group (including Sigma) (APG). For officers whose responsibilities are not confined to a particular business unit, the goals are weighted 100% in favor of corporate goals; for employees with business unit responsibilities, the weighting of the goals is allocated between the corporate goals and goals of the particular business unit.

     o Corporate goals are defined in terms of planned revenue and planned EBTA (earnings before taxes, amortization of intangible charges for goodwill and amortization of stock-based compensation charges) of PCTEL on a consolidated basis for 2006. Business unit goals are generally defined in terms of targeted operational goals under the control of the participating employee based on business unit activities. These goals include targeted revenue, EBTA contribution and other operating measures for each particular unit for 2006.

     o Achievement in full of a particular planned corporate goal and/or targeted business unit goal results in a score of 75% for purposes of incentive awards. Overachievement of a planned or targeted goal by a specified amount can result in a score of up to 100%, and underachievement by specified amounts can result in scores down to 0%. Scores for corporate and business unit goals are aggregated and averaged on a weighted basis in determining the amount of a particular award.

     o Each participant in the plan is eligible to be awarded a maximum incentive expressed as a percentage of that participant's annual salary. This percentage in general is higher for the executive and other senior officers of the Company.

     Additional information relating to the terms of the plan applicable to the Chief Executive Officer and other executive officers of the company is summarized in the following table:


--------------------------------------------------------------------------------------------------------------
                                           Maximum Incentive as a Percentage of
Name and Title                             Annual Salary                          Weighting of Goals
--------------------------------------------------------------------------------------------------------------
Martin H. Singer, Chairman of the Board                    100%                   100% corporate
and Chief Executive Officer                (2006 annual salary: $350,000)
--------------------------------------------------------------------------------------------------------------

John W. Schoen, Chief Financial Officer                     90%                   100% corporate
                                           (2006 annual salary: $235,000)
--------------------------------------------------------------------------------------------------------------

Jeffrey A. Miller, Vice President,                          75%                   20% corporate
Global Sales                               (2006 annual salary: $205,000)         80% RFSG, MSG and APG/Sigma
                                                                                  unified sales*
--------------------------------------------------------------------------------------------------------------

Biju Nair, Vice President & General                         75%                   30% corporate
Manager, Mobility Solutions Group          (2006 annual salary: $220,000)         70% MSG
--------------------------------------------------------------------------------------------------------------


*Incentive amount is based on a sales commission structure.

     On March 16, 2006, upon the recommendation of the Compensation Committee, the Board of Directors also reviewed and approved the elements of the plan applicable to the Chief Executive Officer of the company.

PERMANENT ELIMINATION OF CEO "STRETCH" PLAN

     On March 16, 2006, at Dr. Singer's request and upon the recommendation of the Compensation Committee, the Board of Directors of the company reviewed and approved the permanent elimination of the CEO "Stretch" Plan, originally implemented in 2003. The plan had been designed to provide an incentive to the Chief Executive Officer of the company for substantial overachievement of planned revenue and planned EBTA of PCTEL on a consolidated basis. The permanent elimination of this plan is consistent with the interest of Dr. Singer and the Compensation Committee in establishing parity of compensation benefits among the executive officers and key managers of the company.

     Related to the elimination of this plan, at the recommendation of the Committee, the Board of Directors approved the grant to Dr. Singer of options to purchase 30,000 shares of the company's common stock under the 1997 Stock Plan. The option will become effective May 1, 2006, and will become exercisable in two equal increments on the first and second anniversaries of the effective date, subject to Dr. Singer's continued employment with the company.

     The Compensation Committee also confirmed that a car allowance previously extended to the executive officers of the company had been eliminated. In Dr. Singer's case, this allowance had been discontinued as of December 31, 2004.

     These changes to Dr. Singer's compensation terms will be reflected in Dr. Singer's revised employment agreement.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 22, 2006

                                         PCTEL, INC.

                                     By: /s/ John W. Schoen
                                         -----------------------------------
                                         John W. Schoen, Chief Financial Officer